WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS April 30, 2026
Wilshire Income Opportunities Fund Investment Class Shares (WIORX) Institutional Class Shares (WIOPX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2026, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the SAI) online at http://www.wilshire.com/resources-and-forms/wilshire-income-opportunities-fund-summary-prospectus. You can also obtain this information at no cost by sending an email to Wilfunds@Wilshire.com, calling (866) 591-1568, or asking any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective
The Wilshire Income Opportunities Fund’s (the “Income Fund” or the “Portfolio”) primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.53%	0.45%
Shareholder Servicing Fee	0.13%	0.05%
Remaining Other Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses	1.38%	1.05%
Less Fee Waiver/Expense Reimbursement(1)	(0.23)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%	0.90%

(1) Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Income Fund to waive a portion of its management fee or reimburse other expenses to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses, Rule 12b-1 distribution fees, shareholder servicing fees, and extraordinary expenses) to 0.77% and 0.85% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that the Income Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$117	$414	$733	$1,637
Institutional Class	$92	$319	$565	$1,269

Portfolio Turnover
The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. For the fiscal year ended December 31, 2025, the Income Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Income Fund seeks to achieve its investment objectives by investing at least 80% of its total assets in a portfolio of income producing securities of varying maturities across a variety of fixed income securities including, but not limited to, U.S. Government, investment grade, below investment grade, unrated, mortgage-backed, and other asset-backed securities. Derivative investments that provide exposure to debt securities or have similar economic characteristics to the income securities in which the Portfolio invests may be used to satisfy the Income Fund’s 80% policy.
The Income Fund has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Income Fund will generally allocate its assets among several types of securities. The Income Fund may also invest in U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities; fixed income securities issued by U.S. and non-U.S. governments, their agencies and instrumentalities; mortgage-related and other asset backed securities (such as collateralized debt obligations (CDO), collateralized loan obligations (CLO), and collateralized mortgage obligations (CMO)); foreign currencies; registered investment companies, including closed-end funds and exchange-traded funds (ETFs); and derivative instruments, such as options, futures, forwards, forward currency contracts, or swap agreements.
The Income Fund may invest an unlimited amount of its assets in securities that provide exposure to any investment sector and its exposure to any one investment sector will vary over time. The Portfolio may invest in foreign securities, including securities in emerging markets.
There is no limit on the average maturity of the Income Fund’s securities. The targeted weighted average duration of the portfolio is consistent with the Bloomberg U.S. Universal Index, which has a weighted average duration of 5.76 years as of December 31, 2025. However, it is expected that the Income Fund may deviate substantially from the benchmark duration, with a lower and upper bound of 1 and 10 years, respectively.
The Income Fund may invest without limitation in high-yield debt securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities determined to be of comparable investment quality. The Income Fund expects its allocation to unrated and below investment grade debt to range from 30% to 70% of its assets. The Income Fund also may invest in investment grade securities, bank loans, commercial paper, private placements, unregistered or restricted securities (including securities issued in reliance on Regulation D, Rule 144A and Regulation S) and convertible debt (which may result in equity received in a conversion or a workout).
The Income Fund may also use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (typically lines of credit) for investment purposes.
The Income Fund may invest without limitation in derivative instruments, such as options, futures, forwards, or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this Prospectus or the Income Fund’s Statement of Additional Information. The Income Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Income Fund may use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The Income Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Income Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Income Fund may invest up to 10% of its total assets in convertible, preferred stocks and dividend-paying common stocks.
The Income Fund uses a multi-manager strategy where subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. DoubleLine® Capital LP (“DoubleLine”), Manulife Investment Management (US) LLC (“Manulife”) and Voya Investment Management Co LLC (“Voya”) each manage a portion of the Income Fund’s portfolio.
DoubleLine expects to allocate its portion of the Income Fund’s assets in response to changing market, financial, economic, and political factors and events that the portfolio manager believes may affect the values of the Income Fund’s investments. DoubleLine seeks to manage its portion of the Income Fund’s duration based on DoubleLine’s view of, among other things, future interest rates and market conditions.
Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities.
In managing its portion of the Portfolio, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies.
Principal Risks
You may lose money by investing in the Income Fund. In addition, investing in the Income Fund involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
Foreign Securities Risk. The Portfolio may invest in foreign securities. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Emerging Markets Risk. The Portfolio may invest in securities in emerging markets. Foreign investment risk may be particularly high to the extent a fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developed countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Forward Foreign Currency Exchange Contracts Risks. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Income Fund. The Income Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Income Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the International Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If the Adviser or a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause the Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions.
Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause the Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Asset-Backed and Mortgage Backed Securities Risk. Investors in asset-backed securities (ABS), including mortgage-backed securities (MBS) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Income Fund by showing the investment performance of the Investment Class Shares during the most recent calendar year and by showing how the Income Fund’s average annual total returns compare to those of a broad measure of market performance, as well as an additional custom blended index that reflects the performance of the market sectors in which the Income Fund invests. The chart and table assume reinvestment of dividends and distributions. The Income Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 6.54% (quarter ended June 30, 2020) and the lowest return for a quarter was -8.20% (quarter ended March 31, 2020).
The returns for the Income Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2025)

	1 year	5 year		Since Inception (3/30/16)
Investment Class
Return Before Taxes	7.18%	1.02%		2.74%
Return After Taxes on Distributions	5.25%	(0.45)%		1.24%
Return After Taxes on Distributions and Sale of Shares	4.23%	0.16%	(1)	1.47%	(1)
Institutional Class
Return Before Taxes	7.47%	1.29%		2.97%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses and taxes)	7.58%	0.06%		2.21%
Custom Blended Index(2) (reflects no deduction for fees, expenses and taxes)	8.01%	1.27%		3.16%

(1)In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(2)The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Income Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Advisors LLC
Subadvisers and Portfolio Managers
DoubleLine
Jeffrey E. Gundlach, Chief Executive Office of DoubleLine and Portfolio Manager of the Income Fund. Mr. Gundlach has served as Portfolio Manager since March 2016.

Jeffrey Sherman, Deputy Chief Investment Officer of DoubleLine and Portfolio Manager of the Income Fund. Mr. Sherman has served as Portfolio Manager since May 2017.
Manulife
Thomas C. Goggins, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Goggins has served as Portfolio Manager since June 2018.
Kisoo Park, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Park has served as Portfolio Manager since June 2018.
Christopher Chapman, CFA, Senior Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Chapman has served as Portfolio Manager since June 2018.
Bradley L. Lutz, CFA, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Lutz has served as Portfolio Manager since March 2022.
David Bees, CFA, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Bees has served as Portfolio Manager since April 2026.
Christopher Smith, CFA, Associate Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Smith has served as Portfolio Manager since April 2026.
Kelly Lim, CFA, Associate Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Ms. Lim has served as Portfolio Manager since April 2026.
Voya
Raj Jadav, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Jadav has served as Portfolio Manager since 2024.
Sean Banai, CFA, managing director and head of multi-sector for the fixed income platform of Voya and Portfolio Manager of the Portfolio. Mr. Banai has served as Portfolio Manager since July 2020.
Vinay Viralam, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Viralam has served as Portfolio Manager since April 2026.
Anuranjan Sharma, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Sharma has served as Portfolio Manager since April 2026.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Income Fund are as follows:
Investment Class Shares. The minimum initial investment in the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Income Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Income Fund. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Income Fund (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Income Fund’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.